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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                             Liz Claiborne, Inc.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                           [LIZ CLAIBORNE, INC. LOGO]

                                 1441 BROADWAY
                            NEW YORK, NEW YORK 10018

                                                                  April 26, 2002

Dear Stockholder:

As you know, we will be holding our Annual Meeting of Stockholders on May 16, 2002. On the reverse side of this letter is a supplement to the March 29, 2002 proxy statement that we previously sent you concerning the Annual Meeting.

If you have not yet voted, or have already voted and would like to change your vote, we strongly urge you to sign, date and return the enclosed proxy card as soon as possible to ensure that your vote is received in time to be counted at the Annual Meeting.

                                             Sincerely,

                                            LIZ CLAIBORNE, INC.
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                     SUPPLEMENT TO CORRECT PROXY STATEMENT
                              DATED MARCH 29, 2002

     The Company's Proxy Statement, dated March 29, 2002 delivered to each stockholder of record as of March 20, 2002 (the "Record Date") is hereby supplemented to correct the number of shares of Common Stock, par value $1 per share, outstanding on the Record Date. The correct number is 106,171,206 shares, rather than the 105,560,247 shares originally reported. Based on the corrected number, the percentages of the outstanding Common Stock beneficially owned by the entities listed under the heading "Security Ownership Of Certain Beneficial Owners" on page 16 of the Proxy Statement are as follows:

                                                                PERCENTAGE OF
                                                                 OUTSTANDING
NAME OF BENEFICIAL OWNER                                        COMMON STOCK
------------------------                                        -------------
AXA Assurances I.A.R.D. Mutuelle............................        14.43%
AXA Assurances vie Mutuelle
AXA Conseil vie Assurance Mutuelle
AXA Courtage Assurance Mutuelle
AXA
AXA Financial, Inc.
FMR Corp....................................................        12.64%
Edward C. Johnson, 3rd
Abigail P. Johnson
Fidelity Management & Research Company
American Century Investment Management, Inc.................         5.84%
American Century Mutual Funds, Inc.